SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Act of 1934

Date of Report (Date of earliest event reported): June 30, 2000

CYBER MERCHANTS EXCHANGE, INC.
(Exact name of registrant as specified in its charter)

California (State of incorporation)	333-60487 (Commission File Number)	95-4597370 (I.R.S. Employer Identification No.)
600 S. Lake Ave., Suite 405, Pasadena, CA (Address of principal executive offices)		91106 (Zip Code)

Registrant's telephone number, including area code: (626) 793-5000

ITEM 5: OTHER EVENTS

Private Placement Offering

On June 30, 2000, Cyber Merchants Exchange, d.b.a. C-ME.com (OTC-BB: CMEE) (the "Company"), closed a private placement offering led by Intercoastal Financial Corporation which secured equity funding of more than $6,126,336. The common stock was offered and sold pursuant to an exemption from registration under the Securities Act of 1933, as amended.

The Company sold 1,255,900 shares of restricted common stock at $4.878 per share in connection with the transaction. The Company plans to file a registration statement with the SEC to register these shares for resale. The placement consisted only of straight cash for common stock. No warrants were issued. Strategic industrial partners, institutional investors and venture capitalists invested in the offering.

Commented Frank Yuan, Chairman and CEO of Cyber Merchants Exchange, Inc., "We're pleased that we were able to close this offering in such a difficult market environment. Our investors and strategic partners believe in the value of the C-ME.com business model that streamlines retailers' existing internal process. This belief has been illustrated by their support and enthusiasm."

"This deal was structured positively, both for the Company and for our shareholders," said President John F. Busey. "Along with our already low cash burn rate, this private placement gives us a comfortable level of cash our reserves to confidently execute our business plan. Most importantly," continued Busey "this capital infusion provides the opportunity to make our company profitable in the near future."

The Company will use the net proceeds from the offering to fund its operations as a premier online site for global merchandise sourcing for the retail industry. The Company's objectives are to aggressively expand its proprietary Internet Sourcing Network and to continue implementing its business plan.

The Company issued a press release with respect to the private placement offering on July 11, 2000, a copy of which is attached as Exhibit 99.1 to this Form 8-K.

Issuance of Warrant by Cyber Merchants Exchange, Inc. to Factory 2-U Stores

On May 25, 2000, the Company granted Factory 2-U Stores (NASDAQ: FTUS) a warrant on the Company's outstanding common shares. Based on a joint marketing and cooperation agreement, Factory 2-U received a warrant entitling it to purchase 838,119 shares of common stock of the Company at $4.878 per share, which equals 10% of the issued and outstanding shares of common stock of the Company immediately following its recent private placement and the price at which the shares sold in the private placement. The warrant is exercisable for a period of five years and has standard registration rights. A copy of the Warrant is attached as Exhibit 99.2 to this Form 8-K.

ITEM 8. FINANCIAL STATEMENTS AND EXHIBITS

99.1   Press release on private placement offering, dated July 11, 2000

99.2   Factory 2-U Stores Warrant agreement, dated May 25, 2000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18 , 2000	CYBER MERCHANTS EXCHANGE, INC. By: /s/Frank Yuan ______________________ Name: Frank S. Yuan Title: Chairman and CEO
Exhibit 99.1 Cyber Merchants Exchange 600 S. Lake Ave., Suite 405, Pasadena, CA 91106 tel: (626) 793-5000 / (888) JOIN CME fax: (626)793-5096 URL: www.c-me.com NEWS RELEASE
Company Contact: Elissa Kuykendall C-ME.com (626) 793-5000 e-mail: ir@c-me.com	Investors and Media: Dian Griesel, Ph.D./ Lisa Lindberg The Investor Relations Group (212) 736-2650 e-mail: TheProTeam@aol.com

CYBER MERCHANTS EXCHANGE COMPLETES PRIVATE PLACEMENT

PASADENA, CA -July 11, 2000, Cyber Merchants Exchange, d.b.a. C-ME.com (OTC-BB: CMEE), Tuesday announced it has secured equity funding of more than $6 million from a private placement. Intercoastal Financial Services Corporation acted as the placement agent in the private placement.

C-ME.com sold 1,255,900 shares of restricted common stock at $4.878 per share in connection with the transaction. Investors included strategic industrial partners, institutional investors and venture capitalists.

Commented Frank Yuan, Chairman and CEO of Cyber Merchants Exchange, Inc., "We're pleased that we were able to close this offering in such a difficult market environment. Our investors and strategic partners believe in the value of the C-ME.com business model that streamlines retailers' existing internal process. This belief has been illustrated by their support and enthusiasm."

"This transaction was structured positively, both for the Company and for our shareholders," said President John F. Busey. "Along with our already low cash burn rate, this private placement gives us a comfortable level of cash reserves to confidently execute our business plan. We believe that this capital infusion provides the opportunity to make our company profitable in the near future."

C-ME.com will use the net proceeds from the offering to fund its operations as a premier online site for global merchandise sourcing for the retail industry. The Company's objectives are to aggressively expand its proprietary Internet Sourcing Network and to continue implementing its business plan.

The mission of Cyber Merchants Exchange, Inc. d.b.a. C-ME.com (http://www.C-ME.com) is to use its proprietary web-based software to create a global business-to-business e-commerce solution that streamlines the way retailers locate viable merchandise sources. C-ME.com's current retail partners include Factory 2-U Stores (NASDAQ: FTUS) and Burlington Coat Factory (NYSE: BCF). The company also provides vendors with custom web design, web hosting, and the Virtual Trade Show ™ ("VTS"), a vertical marketplace for vendors to display their product in an open environment. The company is also forming joint ventures in the Pacific Rim to facilitate direct international merchandise sourcing for its U.S. retail partners.

Certain of the statements made herein constitute forward-looking statements that involve risks and uncertainties. In such instances, actual results could differ materially as a result of a variety of factors including the risks associated with the effect of changing economic conditions at home and abroad, variations in cash flow, reliance on collaborative retail customers, reliance on intellectual property legislation, use of proprietary un-patented technology, dependence on the Internet and on new product development, variations in new product and service development, risks associated with rapid technological change, and potential of introduced or undetected flaws and defects in products and services and other risk factors detailed in forms filed with the Securities and Exchange Commission from time to time.

Exhibit 99.2

WARRANT TO PURCHASE STOCK

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT. THIS WARRANT AND SUCH SHARES MAY NOT BE TRANSFERRED EXCEPT UPON THE CONDITIONS SPECIFIED IN THIS WARRANT, AND NO TRANSFER OF THIS WARRANT OR SUCH SHARES SHALL BE VALID OR EFFECTIVE UNLESS AND UNTIL SUCH CONDITIONS SHALL HAVE BEEN COMPLIED WITH.

WARRANT

To Purchase Stock of

CYBER MERCHANTS EXCHANGE, INC.

Expiring May 25, 2005

Cyber Merchants Exchange, Inc., a California corporation (the "Company"), hereby certifies that, for value received, Factory 2-U Stores, Inc., a California corporation ("Factory 2-U") or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time during the Exercise Period (as defined in Section II), that number of fully paid and nonassessable shares of the Company's Common Stock, no par value (the "Common Stock"), which equals 10% of the issued and outstanding shares of Common Stock, on an undiluted basis, immediately following the closing of that certain private placement offering the Company is currently planning to conduct pursuant to Regulation D, Regulation S and under Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act") (the "Offering"), any further offerings by the Company will not effect the number of shares subject to this warrant. The purchase price per share for the shares of Common Stock underlying this Warrant will be set equal to the share sales price of a share sold in the Offering (the "Purchase Price"). Upon the final closing of the Offering or abandonment, the Company shall notify Factory 2-U of the number of shares of Common Stock covered by this Warrant and the Purchase Price thereof. Such notice shall be in writing and shall indicate the number of shares sold in the Offering and outstanding after the offering on a fully diluted basis. The number and character of the shares of Common Stock covered by this Warrant and the Purchase Price thereof are subject to adjustment as is hereinafter provided. The term "Stock" shall mean, unless the context otherwise requires, the shares of Common Stock and/or any other securities and property at the time receivable upon the exercise of this Warrant and, when the context requires, the term the "Company" shall mean the Company or any successor thereto.

I.

The Warrant. This Warrant is issued under and pursuant to the terms of that certain Joint Marketing and Cooperation Agreement entered into by the Company and Factory 2-U and dated May 9, 2000 (the "Agreement"), which supplements that certain Participation Agreement by and between Company and Factory 2-U dated January 27, 1998 (the "Participation Agreement"). This Warrant and the holders hereof are entitled to the benefits provided for by, or referred to in, and are subject to the terms of, the Agreement and Participation Agreement.

II.

Exercise Period. This Warrant shall be exercisable during the period (the "Exercise Period") commencing on May 25, 2000 and ending at 5:00 p.m., Pasadena, California time, on the earliest of the following dates: (i) May 25, 2005; or (ii) thirty (30) days after the closing of a firmly underwritten public offering of the Company's securities (other than a Regulation A offering, intrastate offering or similar offering) pursuant to an effective registration statement filed with the Securities and Exchange Commission (the "Commission") under the Securities Act, with respect to which the aggregate gross proceeds to the Company are at least Five Million Dollars ($5,000,000) (the "Public Offering"), but only if the initial price per share to the public in the Public Offering is at least Four and 7/8 dollars ($4.875).The Company shall give Factory 2-U at least thirty (30) days prior written notice of the closing of the Public Offering. Any exercise of this Warrant after receipt of such notice may be conditioned upon the actual occurrence of the closing of the Public Offering in which event if such Public Offering is abandoned or if the closing otherwise does not occur, for any reason, such exercise of the Warrant shall be null and void, and of no force and effect. If the last day on which this Warrant may be exercised shall be a Saturday, Sunday or a legal holiday or a day on which banking institutions doing business in the City of Pasadena and State of California, are authorized by law to close, this Warrant may be exercised prior to 5:00 p.m., Pasadena, California time, on the next succeeding full business day in said City of Pasadena with the same force and effect and at the same purchase price, as if exercised on the last day herein.

III.

Exercise of Warrant; Partial Exercise. This Warrant may be exercised during the Exercise Period for the full number of shares of Stock at the time called for hereby by the holder surrendering this Warrant, properly endorsed, to the Company at its principal office in Pasadena, California or as otherwise specified pursuant to Section XIV hereof, accompanied by a completed subscription agreement in the form attached hereto and payment of an amount equal to the product of (a) the number of shares of Stock called for on the face of this Warrant (without giving effect to any adjustment therein) and (b) the Purchase Price, which payment or payments shall be made, at the option of such holder, by check in such amount, payable to the order of the Company. This Warrant may be exercised during the Exercise Period for less than the full number of shares of Stock at the time called for hereby by such a surrender. Upon any such partial exercise, the Company at its expense will forthwith, and in any event within ten (10) days of such partial exercise, issue to the holder hereof a new Warrant or Warrants of like tenor calling in the aggregate on their face for the number of shares of Stock for which this Warrant shall not have been exercised, issued in the name of the holder hereof or of such person as such holder (upon payment by such holder of any applicable transfer taxes) may direct.

IV.

Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant and payment of the appropriate amount payable upon the exercise hereof, and in any event within ten (10) days thereafter, the Company at its expense (including the payment by it of any applicable issue tax) will cause to be issued in the name of and delivered to the holder hereof, or to such person as such holder (upon payment by such holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of full shares of Stock to which such holder would be entitled upon such exercise, plus cash in lieu of each fractional share to which such holder would otherwise be entitled; provided, however, that, in case such shares or Stock shall not have been registered under the Securities Act: (i) the Company may require that such holder furnish to the Company a written statement that such holder is purchasing such shares for such holder's own account for investment and not with a view to the distribution thereof (other than sales permitted by the Securities Act or the rules and regulations thereunder to be made without registration), subject, nevertheless, to any requirement of law that the disposition of the property of such holder shall at all times be within its own control; and (ii) the Company shall not be obligated to issue and deliver any certificate for Stock to or in the name of any person other than the holder of this Warrant, unless, in the opinion of counsel to the holder of this Warrant, (concurred in by counsel to the Company), such certificate may be so issued and delivered without registration under the Securities Act.

V.

Restrictions on Transfer. Holder shall not sell, transfer (with or without consideration), assign, pledge, hypothecate or otherwise dispose of (collectively, "Transfer") this Warrant or any Stock (collectively, the "Securities") unless the Securities are disposed of pursuant to and in conformity with an effective registration statement filed with the Commission pursuant to the Securities Act, or pursuant to an available exemption from the registration and prospectus delivery requirements of the Securities Act, and the proposed disposition will not result in a violation of the securities laws of any state of the United States. If requested by the Company, holder shall, prior to the transfer of such Securities, deliver to the Company a written opinion of counsel, satisfactory to the Company and its counsel, that the proposed disposition will comply with the requirements set forth in this Section V. Any attempted Transfer which is not in full compliance with this Section V shall be null and void ab initio, and of no force or effect. In furtherance thereof, any certificate evidencing the Securities shall bear the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER HEREOF, A COPY OF WHICH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

The Company may, at its option, place notations evidencing the foregoing restrictions on transfer in its shareholders register, and may place appropriate "stop transfer" instructions with its transfer agent, if any.

VI.	Adjustment for Stock Dividends and Reclassifications. In case at any time or from time to time after May 25, 2000 (the "Issue Date") the holders of shares of the Common Stock of the Company (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received, or, on or after the record date fixed for the determination of eligible shareholders, shall have become entitled to receive, without payment therefore additional stock or other securities (but not cash or other property) by way of dividend or by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than additional shares of Common Stock or any other stock or securities into which such Common Stock shall have been changed, or any other stock or securities convertible into or exchangeable for such Common Stock or such other stock or securities, issued in connection with a transaction covered by the terms of Section VII), then in each such case the holder of this warrant, upon the exercise hereof as provided in Section III, shall be entitled to receive the amount of stock or other securities to which such holder would have been entitled on the date of such exercise if on the Issue Date he had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the Issue Date to and including the date of such exercise, retained such shares and/or such other or additional stock and other securities receivable by him as aforesaid during such period, giving effect to all adjustments called for during such period by Section VII.
VII.	Adjustment for Reorganization, Consolidation, Merger. In case of any reorganization of the Company (or any other corporation the stock or other securities or property of which are at the time receivable on the exercise of this Warrant) after the Issue Date or in case, after the Issue Date, the Company (or any such other corporation) shall consolidate with or merge with or into another corporation or convey all or substantially all its assets to another corporation, then and in each such case the holder of this Warrant, upon the exercise hereof as provided in Section III at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the Common Stock or other securities or property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto and received Common Stock or such other securities or property at the time receivable upon the exercise of this Warrant, all subject to further adjustment as provided in Section VI; in each such case, the terms of this Warrant shall be applicable to the shares of stock or other securities or property receivable upon the exercise of this Warrant after such consummation.
VIII.	No Dilution or Impairment. The Company will not, by amendment of its Certificate of Incorporation or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be reasonably necessary or appropriate in order to protect the rights of the holder of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise and (ii) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Stock upon the exercise of this Warrant at such time.
IX.	Accountants' Certificate as to Adjustments. In each case of an adjustment in the shares of Stock receivable on the exercise of this Warrant, the Company shall, or at the written request of Factory 2-U, shall cause, at the Company's expense, independent public accountants of recognized standing selected by the Company (who may be the independent public accountants then auditing the books of the Company) to compute such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based. The Company will forthwith mail a copy of each such certificate to the holder of this Warrant.
X.	Notices of Record Date. In case

(i) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

(iii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, and in each case, the Company will mail or cause to be mailed to the holder of this Warrant a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least thirty (30) days prior to the date therein specified.

XI.	Reservation of Stock Issuable on Exercise of Warrants. . The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all such shares of Common Stock, and/or other stock, securities and property as from time to time might be receivable upon the exercise of this Warrant.
XII.	Right of First Refusal. If at any time and from time to time during the Exercise Period of this Warrant, the Company proposes to issue or offer for sale Common Stock or any other class or series of its equity securities or securities convertible into equity securities, the Company shall upon each such occasion at least thirty (30) days prior thereto send written notice thereof to the holder of this Warrant specifying (i) the date on which the proposed issue or sale shall take place, (ii) the number and kind of securities proposed to be issued or sold, (iii) the purchase price or exercise price thereof, and (iv) any prospectus, offering memorandum or other material describing the Company and the securities and the terms of such offering, including without limitation, the financial statements and other information delivered or to be delivered to offerees of the proposed issue or offering. Simultaneously therewith, the Company shall offer to the holder the right to acquire the securities proposed to be issued, at the proposed sale or exercise price thereof, in an amount equal to the proportion that the number of shares of Stock underlying this Warrant bears to the total number of shares of the Company's equity securities that are outstanding, on a fully diluted basis, as of such date. If the holder of this Warrant shall fail to notify the Company of its intention to participate in such issue or offering within fifteen (15) days after receipt of the Company's notice of issue or offering, or if such holder shall have notified the Company of its intention to participate but the total number of shares proposed to be issued or sold which such holder desires to acquire shall be in the aggregate less than number of shares the holder may purchase, then the Company may offer such securities which shall not have been subscribed for by the holder of this Warrant, to the other offerees in the proposed issue or offering. If the holder exercises its right of first refusal to purchase securities in such issue or offering, the holder shall participate in the closing thereof with respect to the securities subscribed for by it at the same time, in the same manner and on the same terms and conditions as the other purchasers in such offering. If the purchase or exercise of the securities in such offering shall change or otherwise be adjusted prior to closing, then on each such occasion, the Company shall again offer to the holder of this Warrant the right to purchase such securities upon such revised terms and conditions exercisable by notice to the Company within ten (10) days after receipt of written notice of the revised terms thereof in the same manner as aforesaid. The rights established by this Section XII shall have no application to any of the following:
the issuance of securities amounting to or exercisable for up to ten percent (10%) of the Company's fully diluted outstanding equity pursuant to options or purchase rights granted under the Company's employee incentive or option plans; the issuance of securities of the Company or any subsidiary in connection with a merger or consolidation or an acquisition by the Company or such subsidiary which has been approved by the shareholders; securities issued pursuant to any rights or agreements including, without limitation, convertible securities, options and warrants, provided that the rights established by this Section XII applied with respect to the initial sale or grant by the Company of such rights or agreements; or any securities that are issued by the Company in a firmly underwritten public offering registered under the Securities Act.
XIII.	Listing on Securities Exchanges; Registration. In case at any time any Common Stock, or other stock or securities of a character at the time receivable upon the exercise of this Warrant shall be listed on any securities exchange, the Company will also list and keep listed thereon, on official notice of issuance upon the exercise of this Warrant (provided that the rules of such exchange shall permit shall listing), all shares of Common Stock, and other stock or securities from time to time receivable upon the exercise of this Warrant which are so registered, and will register the same and keep the same registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will timely file all reports which may be required to be filed under the Exchange Act by companies having a class of equity securities so registered.
XIV.	Register of Warrants; Exchange of Warrants. The Company shall maintain at its principal office in Pasadena, California, or such other principal office of the Company as the Company may specify to the holder hereof in writing, a register and appropriate books for the register of this Warrant and the transfer thereof. Upon surrender for exchange of this Warrant (in negotiable form, if not surrendered by the holder named on the face hereof) to the Company at its principal office, the Company at its expense will issue and deliver a new Warrant or Warrants of like tenor, calling in the aggregate on their face for the same number of shares of Common Stock as are called for on the face of this Warrant, in the denomination or denominations requested, to or on the order of such holder and in the name of such holder or of such person as such holder (upon payment by such holder of any applicable transfer taxes) may direct; provided, however, that, in case the Warrant or Warrants so surrendered shall not have been registered under the Securities Act, the Company shall not be obligated to issue and deliver any Warrant or Warrants to or in the name of any person other than the holder or holders of the Warrant or Warrants so surrendered or in denominations other than the denomination of this Warrant or Warrants so surrendered unless, in the opinion of counsel to the holder of this Warrant (concurred in by counsel to the Company), such Warrant or Warrants may be so issued and delivered without registration under the Securities Act.
XV.	Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement in such reasonable amount as the Company may determine, or (in the case of mutilation) upon surrender and cancellation thereof, the Company at its expense will issue, in lieu thereof, a new Warrant of like tenor.
XVI.	Compliance with Hart-Scott Act. In the event that any exercise of this Warrant pursuant to Section III hereof shall be subject to pre-merger notification and related filings with the Federal Trade Commission (the "FTC") and the Antitrust Division of the Department of Justice (the "Department of Justice") (or any other governmental agency) pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (or any similar act at the time in effect) (the "Hart-Scott Act"), the Company shall, upon receipt of notice thereof from the holder hereof, promptly prepare and make any required filings with, and shall thereafter promptly make any required submission to, the FTC and the Department of Justice (or such other governmental agency) pursuant to the Hart-Scott Act with respect to such exercise. The Company shall cooperate with and assist the holder hereof in the preparation of any filings and the making of any submissions required so to be filed or submitted by the holder hereof pursuant to the Hart-Scott Act in connection with such exercise. In addition, if so requested by the holder hereof, the Company shall join in any request of the holder hereof to the FTC or the Department of Justice (or such other governmental agency) for early termination of the Hart-Scott Act waiting period applicable to such exercise.
XVII.	Negotiability. This Warrant is issued upon the following terms, to all of which each taker or owner hereof consents and agrees: (i) subject to Section V, title to this Warrant may be transferred, by endorsement (by the holder hereof executing the form of assignment attached hereto) and delivered in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; (ii) any person in possession of this Warrant properly endorsed is authorized to represent himself as absolute owner hereof and is granted power to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; (iii) each prior taker or owner waives and renounces all of his equities or rights in this Warrant in favor of every such bona fide purchaser, and every such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and (iv) unless this Warrant (or portion thereof) is transferred in compliance with all applicable securities laws and until this Warrant is transferred on the books of the Company, the Company may treat the registered holder of this Warrant as the absolute owner hereof for all purposes without being affected by any notice to the contrary.
XVIII.	Registration Rights.

Piggyback Registration. Prior to the Company's Public Offering, the Company agrees that it will give written notice of the Public Offering to all holders of Registrable Stock at the time outstanding and will afford to all such holders an opportunity to join in the Public Offering; provided, however, that the number of shares of Registrable Stock that each such holder may include shall in no event exceed that number obtained by multiplying the number of shares of Registrable Stock owned by such holder by a fraction (a) the numerator of which shall be the number of shares of Common Stock the Company proposes to include in the Public Offering (excluding the shares to be disposed of in the Public Offering by the holders of Registrable Stock); and (b) the denominator of which shall be the total number of shares of Common Stock (on a fully diluted basis) that will be outstanding after the Public Offering; provided further, however that in the event the Company determines, in consutlation with the managing underwriter, that the selling shareholders must be limited to a certain percentage of the Public Offering in order for it to be an attractive and marketable offering, then of the shares allocated to the selling shareholders, each such selling shareholder shall be entitled to sell only the following number of shares: the total shares allocated to the selling shareholders times a fraction, the numerator of which is such selling shareholder's total number of shares owned and the denominator of which is the total number of shares owned by all selling shareholders. If the Public Offering is to be firmly underwritten, all holders of Registrable Stock participating in the Public Offering must sell their shares to the underwriter on the same terms and conditions as the Company and all other selling shareholders. Any holder of Registrable Stock, who shall join in the Public Offering shall furnish to the Company in writing such information as the Company may reasonably require for inclusion in the registration statement (and the prospectus included therein) and shall not (until further notice) effect sales of the shares covered by the registration statement after receipt of telecopied or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. Notwithstanding anything to the contrary contained in this Section XVIII, no person (as defined, for these purposes, in Rule 144(a)(2) of the Commission) who then beneficially owns 1% or less of the then outstanding Common Stock (including the Registrable Stock) of the Company may include any of its shares of Registrable Stock in the Public Offering unless, in the opinion of counsel for the Company rendered prior to the Public Offering, such person's intended disposition of Registrable Stock could not be effected within ninety (90) days after the closing of the Public Offering without registration of such shares under the Securities Act (assuming, for this purpose, that "current public information" (as defined in Rule 144(c) of the Commission under the Securities Act) will be available with respect to the Company and that it will remain so available for such ninety-day period). Notwithstanding anything to the contrary contained in this Section XVIII, the Company may decide, in its sole and absolute discretion, not to proceed with or to discontinue the Public Offering.
Registration Procedures. The Company agrees that it will furnish to each holder of Registrable Stock such number of prospectuses, offering circulars or other documents incident to any registration, qualification or compliance referred to in this Section XVIII as any such holder from time to time reasonably may request, and will indemnify each such holder and any underwriter of Registrable Stock (and any person who controls such holder or underwriter within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein (or in any related registration statement, notification or the like) or from any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been based upon information furnished in writing to the Company by such holder or underwriter expressly for use therein, and with respect to such information furnished to the Company such holder will indemnify the Company, its directors, each of its officers who signs the registration statement, offering circular or any other document incident to such registration, qualification or compliance, the underwriter (if any) and each person who controls such underwriter or the Company (within the meaning of Section 15 of the Securities Act) against all claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement of a material fact contained therein or from any omission or alleged omission to state a material fact required to be stated or necessary to make the information not misleading. In addition, the Company will enter into an underwriting agreement in the form then currently in use by underwriters and consistent with provisions of this Section XVIII with the underwriters (if any) of the Registrable Stock
Registration Expenses. All expenses incurred in effecting any registration pursuant to this Section XVIII, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with Blue Sky laws, fees and disbursements of counsel for the Company, and expenses of any audits incidental to or required by such registration shall be borne by the Company; provided, that each holder of Registrable Stock shall bear its own legal expenses (if it retains separate counsel) and all underwriting discounts or brokerage fees or commissions relating to the sale of its Registrable Stock.

XIX.	Market Stand-Off. The holder of this Warrant agrees that, in connection with any underwritten public offering by the Company of its securities pursuant to an effective registration statement filed under the Securities Act, as amended, the holder shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value or otherwise engage in any of the foregoing transactions with respect to any securities of the Company without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters; provided, such period shall not exceed two hundred seventy (270) days.
XX.	Notice. All notices and other communications from the Company to the holder of this Warrant shall be sufficiently given or made if sent by first-class registered or certified mail, postage prepaid, addressed to the registered holder of such Warrant at such holder's last known address appearing on the register for the registration of the Warrants referred to in Section XIV.
XXI.	Change; Waiver. Neither this Warrant not any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which the enforcement of the change, waiver, discharge or termination is sought.
XXII.	Headings. The headings in this Warrant are for purposes of convenience only and shall not be deemed to constitute a part hereof.
XXIII.	Law Governing. THIS WARRANT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REFERENCE TO PRINCIPLES OF CONFLICT OF LAW.
IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer under its corporate seal.
Dated: May 25, 2000	CYBER MERCHANTS EXCHANGE, INC. By: ______________________ President

ATTEST:
______________________

Secretary

FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, ____________* shares of Common Stock of Cyber Merchants Exchange, Inc. and herewith makes payment of __________________________ Dollars ($_______________) therefor, and requests that the certificates for such shares be issued in the name of, and be delivered to, __________________________ whose address is _________________ ________________________________________.

Dated:___________

_______________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant or name of assignee as specified in form of assignment below)

_______________________________________
Address

_______________________________________
*Insert here all or such portion of the number of shares called for on the face of the within Warrant with respect to which the holder desires to exercise the purchase right represented thereby, without adjustment for any other or additional stock or other securities or property or cash which may be deliverable on such exercise.

FORM OF ASSIGNMENT

(To be signed only upon transfer of Warrant)

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _____________________________ the right represented by the within Warrant to purchase ______ (___) shares of Common Stock of Cyber Merchants Exchange, Inc. to which the within Warrant relates, and appoints _____________________________ attorney to transfer such right on the books of (__________) with full power of substitution in the premises.

Dated:___________	_______________________________________ (Signature must conform in all respects to name of holder as specified on the face of the Warrant) _______________________________________ Address
In the presence of: _______________________________________